Exhibit 99.1


            Pier 1 Imports Reports Fiscal 2007 Third Quarter Results


    FORT WORTH, Texas--(BUSINESS WIRE)--Dec. 14, 2006--Pier 1 Imports, Inc. (NYSE:PIR) today announced a net loss from continuing operations of $72,718,000, or $0.83 per share, for the third quarter ended November 25, 2006. Excluding unusual charges and the effect of the adoption of the new accounting pronouncement (see reconciliation table below), the net loss from continuing operations on a non-GAAP basis for the third quarter of fiscal year 2007 amounted to $46,101,000, or $0.53 per share, versus $5,233,000, or $0.06 loss per share, on a non-GAAP basis in the third quarter of fiscal year 2006. Total sales declined 11.8% for the third fiscal quarter to $402,714,000 from $456,690,000 in the year-ago quarter, and comparable store sales declined 12.9%.

    For the first nine months of fiscal 2007, the Company's net loss from continuing operations was $168,542,000, or $1.93 per share, compared to a loss per share of $0.23 for the year-ago period. Year-to-date sales were $1,149,504,000, down 9.5% from $1,270,679,000 in the year-ago period, and comparable store sales declined 11.6%.

    Reconciliation and Discussion of 3rd Quarter GAAP to Non-GAAP Loss per Share from Continuing Operations



                                                       Third Quarter
                                                       FY07     FY06
                                                     -------- --------
Loss per Share from Continuing Operations, less:      ($0.83)  ($0.06)
 Effect of store-level asset impairments               (0.28)       -
 Effect of new accounting pronouncement
  SFAS 123R - stock-based compensation                 (0.01)       -
 Effect of one-time charges related to
  sale of private-label credit card                    (0.01)       -
                                                     -------- --------
Non-GAAP Loss per Share
 from Continuing Operations                           ($0.53)  ($0.06)
                                                     ======== ========


    Unusual charges reported during the third quarter included the following: a non-cash charge of $24.8 million or $0.28 per share for store-level asset impairment charges; a non-cash charge of $0.7 million or $0.01 per share for stock-based compensation expense in compliance with SFAS 123R; and a one-time charge of $1.2 million or $0.01 per share related to net costs incurred in connection with the sale of the Company's private-label credit card.

    Operating Results

    Merchandise margins declined to 49.7% from 52.5% in the year-ago quarter due to increased promotional and markdown activity. The increase in promotions and markdowns was a direct result of the Company's focus on maintaining appropriate inventory levels. Store occupancy costs increased $2.8 million to 18.7% of sales in the third quarter versus 15.9% for the year-ago quarter. Selling, general and administrative costs were 45.6% of sales compared to 34.0% of sales in the third quarter last year. In addition to unusual charges, the increase in SG&A can be attributed to additional marketing efforts, including catalog and television advertising. Marketing costs were 9.5% of sales compared to 6.6% in the year-ago period.

    Marvin J. Girouard, the Company's Chairman and Chief Executive Officer, said, "Trends so far in December are better than the trends seen in October and November. Despite weak sales in the home furnishing categories, early sales of our holiday merchandise have been encouraging.

    "Our efforts during the coming weeks will be concentrated on the holiday selling season. We plan to continue the aggressive marketing program scheduled, while actively monitoring inventory levels so that they remain on plan as we head into fiscal 2008."

    This release references non-GAAP loss per share information that includes 1) impairment charges on store-level assets, 2) the impact of SFAS 123R for recording stock-based compensation, and 3) net costs incurred in connection with the sale of the Company's private-label credit card.

    The Company believes that the non-GAAP financial measures allow management and investors to understand and compare the Company's operating results in a more consistent manner for the third quarter of fiscal year 2007. These non-GAAP measures should be considered supplemental and not a substitute for the Company's financial results that are recorded in accordance with generally accepted accounting principles for the periods presented.

    The Company will host a conference call to discuss fiscal 2007 third quarter results at 10:00 a.m. Central Time today. A web cast is available on our web site at www.pier1.com linking through to the "Investor Relations" page and the "Events" page, or you can dial into the conference at 800-498-7872, ID 4640986. The teleconference will be held in a "listen-only" mode for all participants other than the Company's current sell-side and buy-side investment professionals.

    Any forward-looking projections or statements made in this press release should be considered in conjunction with the cautionary statements contained in the Company's most recently filed report on Form 10-Q. Management's expectations and assumptions regarding planned store openings, financing of Company obligations from operations, results from its new marketing, merchandising and store operations strategies, and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties that may affect Company operations and performance include, among others, the effects of terrorist attacks or other acts of war, conflicts or war involving the United States or its allies or trading partners, labor strikes, weather conditions or natural disasters, volatility of fuel and utility costs, the general strength of the economy and levels of consumer spending, consumer confidence, the availability of new sites for expansion along with sufficient labor to facilitate growth, the availability and proper functioning of technology and communications systems supporting the Company's key business processes, the ability of the Company to import merchandise from foreign countries without significantly restrictive tariffs, duties or quotas and the ability of the Company to source, ship and deliver items from foreign countries to its U.S. distribution centers at reasonable prices and rates and in a timely fashion. Refer to the Company's most recent SEC filings for discussion of these and other risks and uncertainties that may affect the Company's operations and performance. The Company assumes no obligation to update or otherwise revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized.

    Pier 1 Imports, Inc. is North America's largest specialty retailer of imported decorative home furnishings and gifts with Pier 1
Imports(R) stores in 49 states, Puerto Rico, Canada, and Mexico and Pier 1 kids(R) stores in the United States. Information about the Company is available on www.pier1.com.

                       (Financial Tables Follow)




                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands except per share amounts)
                             (unaudited)

                           Three Months Ended     Nine Months Ended
                           Nov. 25,  Nov. 26,   Nov. 25,    Nov. 26,
                             2006      2005       2006        2005
                          ---------- --------- ----------- -----------

Net sales                 $ 402,714  $456,690  $1,149,504  $1,270,679

Operating costs and
 expenses:
   Cost of sales
    (including buying and
    store occupancy
    costs)                  278,131   289,374     792,172     830,776
   Selling, general and
    administrative
    expenses                183,442   155,430     484,170     430,583
   Depreciation and
    amortization             12,110    14,050      39,338      42,144
                          ---------- --------- ----------- -----------
                            473,683   458,854   1,315,680   1,303,503
                          ---------- --------- ----------- -----------

              Operating
               loss         (70,969)   (2,164)   (166,176)    (32,824)

Nonoperating (income) and
 expenses:
   Interest and
    investment income          (947)     (464)     (6,655)     (2,226)
   Interest expense           4,218       884      11,113       1,663
   Other income              (1,477)        -      (1,477)          -
                          ---------- --------- ----------- -----------
                              1,794       420       2,981        (563)
                          ---------- --------- ----------- -----------

Loss from continuing
 operations before income
 taxes                      (72,763)   (2,584)   (169,157)    (32,261)
Income tax expense
 (benefit)                      (45)    3,073        (615)    (11,775)
                          ---------- --------- ----------- -----------
        Loss from
         continuing
         operations         (72,718)   (5,657)   (168,542)    (20,486)

Discontinued operations:
    Loss from
     discontinued
     operations before
     income taxes                 -    (1,524)       (638)     (9,342)
    Income tax benefit            -         -        (231)          -
                          ---------- --------- ----------- -----------
        Loss from
         discontinued
         operations               -    (1,524)       (407)     (9,342)

Net loss                   ($72,718)  ($7,181)  ($168,949)   ($29,828)
                          ========== ========= =========== ===========

Loss per share from
 continuing operations:
       Basic and diluted     ($0.83)   ($0.06)     ($1.93)     ($0.23)
                          ========== ========= =========== ===========

Loss per share from
 discontinued operations:
       Basic and diluted          -    ($0.02)     ($0.01)     ($0.11)
                          ========== ========= =========== ===========

Loss per share:
       Basic and diluted     ($0.83)   ($0.08)     ($1.94)     ($0.34)
                          ========== ========= =========== ===========

Average shares
 outstanding during
 period:
       Basic and diluted     87,503    86,747      87,302      86,544
                          ========== ========= =========== ===========




                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                     CONSOLIDATED BALANCE SHEETS
               (in thousands except per share amounts)
                             (unaudited)

                              November 25,  February 25,  November 26,
                                  2006          2006          2005
                              ------------  ------------  ------------
ASSETS

Current assets:
   Cash and cash
    equivalents, including
    temporary investments of
    $159,843, $238,463 and
    $6,545, respectively      $   172,252   $   246,115   $    21,291
   Beneficial interest in
    securitized receivables             -        50,000        59,567
   Other accounts
    receivable, net                30,018        13,916        29,355
   Inventories                    392,407       368,978       438,782
   Income tax receivable           43,447        18,011        22,810
   Assets of discontinued
    operations                          -        32,359        40,971
   Prepaid expenses and
    other current assets           77,913        45,544        40,284
                              ------------  ------------  ------------
        Total current assets      716,037       774,923       653,060

Properties, net                   251,326       298,922       309,960
Other noncurrent assets            50,518        96,016        78,280
                              ------------  ------------  ------------
                              $ 1,017,881   $ 1,169,861   $ 1,041,300
                              ============  ============  ============

LIABILITIES AND
 SHAREHOLDERS' EQUITY

Current liabilities:
   Notes payable              $         -   $         -   $     9,500
   Accounts payable               121,622       105,916        99,788
   Gift cards and other
    deferred revenue               64,685        63,835        57,425
   Accrued income taxes
    payable                         2,361         4,763         3,758
   Liabilities related to
    discontinued operations             -        16,841        17,421
   Other accrued liabilities      139,456        97,493       113,156
                              ------------  ------------  ------------
        Total current
         liabilities              328,124       288,848       301,048

Long-term debt                    184,000       184,000        19,000
Other noncurrent liabilities       96,222       107,031       110,287

Shareholders' equity:
   Common stock, $1.00 par,
    500,000,000 shares
    authorized, 100,779,000
    issued                        100,779       100,779       100,779
   Paid-in capital                126,890       132,075       138,863
   Retained earnings              395,797       582,221       600,892
   Cumulative other
    comprehensive loss             (2,726)         (583)       (2,147)
   Less -- 13,076,000,
    13,761,000 and
    13,919,000 common shares
    in treasury, at cost,
    respectively                 (211,205)     (222,254)     (224,804)
   Less unearned
    compensation                        -        (2,256)       (2,618)
                              ------------  ------------  ------------
                                  409,535       589,982       610,965
                              ------------  ------------  ------------
                              $ 1,017,881   $ 1,169,861   $ 1,041,300
                              ============  ============  ============





                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                             (unaudited)

                                               Nine Months Ended
                                          November 25,   November 26,
                                              2006           2005
                                         -------------- --------------

Cash flow from operating activities:
 Net loss                                $    (168,949) $     (29,828)
 Adjustments to reconcile to net cash
  used in operating activities:
      Depreciation and amortization             48,087         58,433
      Loss on disposal of fixed assets             231            360
      Loss on impairment of fixed
       assets                                   29,839            964
      Stock-based compensation expense           4,233            417
      Deferred compensation                      5,551          6,764
      Lease termination expense                  2,859          2,148
      Deferred income taxes                     23,869              -
      Other                                     (3,486)         1,454
 Changes in cash from:
     Sale of receivables in exchange for
      beneficial interest in securitized
      receivables                              (15,914)       (68,947)
     Purchase of proprietary credit card
      receivables and other                    (97,740)             -
     Proceeds from the sale of
      proprietary credit card operations       142,788              -
     Inventories                               (22,587)       (74,553)
     Other accounts receivable, prepaid
      expenses and other current assets        (28,077)       (31,386)
     Income taxes receivable                   (25,555)       (22,810)
     Accounts payable and accrued
      expenses                                  22,523          7,799
     Accrued income taxes payable               (2,539)        (7,974)
     Other noncurrent assets                       643         (1,094)
     Other noncurrent liabilities                 (217)             -
                                         -------------- --------------
           Net cash used in operating
            activities                         (84,441)      (158,253)
                                         -------------- --------------

Cash flow from investing activities:
 Capital expenditures                          (25,234)       (40,180)
 Proceeds from disposition of
  properties                                       104          1,369
 Proceeds from sale of discontinued
  operations (net of $3,397 cash
  included in sale of discontinued
  operations)                                   11,601              -
 Proceeds from sale of Pier 1 National
  Bank (net of $2,208 cash included in
  sale of Pier 1 National Bank)                 10,754              -
 Proceeds from sale of restricted
  investments                                      217              -
 Purchase of restricted investments             (2,000)             -
 Collections of principal on beneficial
  interest in securitized receivables           21,907         45,070
                                         -------------- --------------
           Net cash provided by
            investing activities                17,349          6,259
                                         -------------- --------------

Cash flow from financing activities:
 Cash dividends                                (17,475)       (25,972)
 Purchases of treasury stock                         -         (4,047)
 Proceeds from stock options exercised,
  stock purchase plan and other, net             3,887          5,999
 Notes payable borrowings                       69,000         86,500
 Repayments of notes payable                   (69,000)       (77,000)
 Debt issuance costs                              (283)        (1,276)
                                         -------------- --------------
           Net cash used in financing
            activities                         (13,871)       (15,796)
                                         -------------- --------------

Change in cash and cash equivalents            (80,963)      (167,790)
Cash and cash equivalents at beginning
 of period (including cash held for
 sale of $7,100 and $3,359,
 respectively)                                 253,215        189,081
                                         -------------- --------------
Cash and cash equivalents at end of
 period                                  $     172,252  $      21,291
                                         ============== ==============



    CONTACT: Pier 1 Imports, Inc.
             Cary Turner, 817-252-8400